UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 19, 2013

THE AES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-11263725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
4300 Wilson Boulevard, Suite 1100
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On December 20, 2013, Mr. John Koskinen was confirmed as Commissioner of the Internal Revenue Service. In anticipation of his confirmation, Mr. Koskinen resigned from The AES Corporation (“AES”) Board of Directors on December 19, 2013 effective immediately. Mr. Koskinen has served on the AES Board of Directors since April 2004.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: December 23, 2013	By:	/s/ Brian A. Miller
	Name:	Brian A. Miller
	Title:	Executive Vice President, General Counsel and Secretary